Supplement Dated January 7, 2000*
       to the Statement of Additional Information Dated October 29, 1999 of American Express(R) Variable Portfolio Funds

The following revisions apply to the AXPSM Variable Portfolio - New Dimensions Fund in the "Agreements" section under the "Investment Management Services Agreement" heading.

The information regarding the annual rate of the fee at each asset level is deleted in its entirety and replaced with the following:

                    Assets                      Annual rate at
                  (billions)                   each asset level
            First             $1                     0.630%
            Next               1                     0.615%
            Next               1                     0.600%
            Next               3                     0.585%
            Over               6                     0.570%




S-6466-32 A (01/00)
*Valid until next update.